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                                                   Filed Pursuant to Rule 497(e)
                                                 Registration File No.: 2-29858



                          SUPPLEMENT DATED MAY 11, 2004
                                       TO
                           DAVIS NEW YORK VENTURE FUND
                       STATEMENT OF ADDITIONAL INFORMATION
                             DATED DECEMBER 1, 2003


The following disclosure follows the existing disclosure in the section entitled "Code of Ethics":

CORGAN V. DAVIS SELECTED ADVISERS, LP is a proposed class action filed in the State of Illinois in the Circuit Court of the 20th Judicial Circuit St.. Clair County. The plaintiffs seek to represent a class composed of individuals who purchased shares issued by Davis New York Venture Fund and Davis Financial Fund. The plaintiffs claim that Davis Selected Advisers, L.P. and/or Davis Distributors, LLC (i) charged higher management fees than paid by other institutional investors and/or failed to reduce management fees in recognition of economies of scale, (ii) collected excessive distribution fees under Rule 12b-1, and (iii) received "fallout benefits" including benefits from soft dollar payments, in violation of their fiduciary duties to the plaintiffs and in violation of statutory law. Davis Selected Advisers, L.P., is a named defendant in the action as is its distributor, Davis Distributors, LLC. Davis Selected Advisers, L.P., and Davis Distributors, LLC, believe the action is without merit and intend to vigorously defend the proceeding.